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                         SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C. 20549

                                     FORM 8-K

                                  CURRENT REPORT

       Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported):  September 6, 1996



                             RALCORP HOLDINGS, INC.
           (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

            Missouri            1-12766             43-1664297
         (State or other      (Commission         (I.R.S. Employer
         Jurisdiction of      File Number)       Identification No.)
         Incorporation)

             800 Market Street, Suite 2900
                St. Louis, MO                             63101
              (Address of principal                     (Zip Code)
               executive offices)


                                   (314) 877-7000
                (Registrant's telephone number, including area code)




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Item 5.     Other Events.

On September 6, 1996, the Registrant executed Waiver Letters relating to its $175,000,000 Revolving Credit Facility and $100,000,000 364-day Revolving Credit Facility. Pursuant to the Waiver Letters, the lenders under the above referenced Credit Agreements have waived the Registrant's maintenance of its debt coverage and interest coverage ratios until December 31, 1996. Copies of the Waiver Letters are attached hereto as Exhibits 10.1 and 10.2, and the text of which is incorporated by reference herein.

Item 7.     Financial Statements and Exhibits.

Exhibit 10.1 Waiver Letter dated September 6, 1996, related to the Registrants $175,000,000 Revolving Credit Facility.

Exhibit 10.2 Waiver Letter dated September 6, 1996, related to the Registrants $100,000,000 364-day Revolving Credit Facility.






                                     SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                    RALCORP HOLDINGS, INC.
                                        (Registrant)


Date: September 10, 1996            By:  /s/ Richard A. Pearce
                                        ---------------------------
                                        Richard A. Pearce
                                        Chief Executive Officer
                                        and President